Exhibit 10.1

CONSENT, ACKNOWLEDGMENT OF DEFAULT,

SURRENDER OF POSSESSION AND WAIVER AND RELEASE AGREEMENT

THIS ACKNOWLEDGMENT OF DEFAULT, SURRENDER OF POSSESSION AND WAIVER AND RELEASE AGREEMENT (this “Agreement”) made as of the 2nd day of December, 2014 by and among

AMERICAN LOCKER GROUP INCORPORATED, a Delaware corporation (“ALGI”), SECURITY MANUFACTURING CORPORATION, a Delaware corporation, and AMERICAN LOCKER SECURITY SYSTEMS, INC., a Delaware corporation (individually, a “Borrower” and collectively, the “Borrowers”);

and

TRIUMPH SAVINGS BANK, SSB, d/b/a TRIUMPH COMMERCIAL FINANCE (“Secured Party”)

and

CKI LOCKER, LLC, a Nevada limited liability company (“Purchaser”).

BACKGROUND:

A.            Borrowers and Secured Party are parties to a Loan Agreement dated as of September 30, 2013 (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Secured Party loaned money and extended credit and financial accommodations to or for the benefit of Borrowers, secured by substantially all of each Borrower’s personal property and other collateral. All capitalized terms used in this Agreement without definition shall have the meanings ascribed to such terms in the Loan Agreement.

B.            Defaults and Events of Default have occurred and currently exist under the Loan Agreement and the other Loan Documents, on account of, without limitation, the Borrowers’ (i) violation of the financial covenant set forth in Section 6.15 of the Loan Agreement entitled “Ratio of Debt to Tangible Net Worth”, for the period ending August 31, 2014; (ii) violation of the financial covenant set forth in Section 6.17 entitled “Fixed Charge Ratio” for the period ended August 31, 2014; and (iii) violation of the financial covenant set forth in Section 6.18 entitled “Tangible Net Worth” for the period ended August 31, 2014.

C.            Borrowers acknowledge receipt of the Notice of Intent to Accelerate attached hereto as Exhibit A and the Notice of Acceleration and Demand for Payment from Secured Party attached hereto as Exhibit B on the dates set forth therein (collectively, the “Notices of Acceleration”). The Borrowers acknowledge that they are unable to pay the Obligations owing to Secured Party under the Loan Documents and cannot continue business operations.

D.            Secured Party and Purchaser have entered into an Asset Purchase Agreement, dated December 2, 2014 (as modified or amended through the date hereof, the “APA”) for the purchase by the Purchaser at a private foreclosure sale (such sale, the “Private Foreclosure Sale”) conducted under the Loan Agreement and the other Loan Documents and applicable law of the personal property of each Borrower that is described in the Loan Agreement (the “Personal Property Collateral”) for a purchase price of $2,281,000 subject to adjustment as therein provided. On the advice of their financial advisor, Borrowers acknowledge that the Private Foreclosure Sale of the Personal Property Collateral to Purchaser will yield the maximum price under the circumstances.

E.            In furtherance of the Private Foreclosure Sale, the Borrowers, Secured Party and Purchaser wish to enter into this Agreement in order to set forth other agreements of the Borrowers, Secured Party and Purchaser with respect to the existing Defaults and Events of Default under the Loan Agreement and the other Loan Documents and the Private Foreclosure Sale.

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the Borrowers, Secured Party and Purchaser hereby agree as follows:

1.              Recitals. The Borrowers and Secured Party each hereby agree that the recitals set forth above are true and accurate.

2.              Obligations under Loan Agreement; Update to IP Security Agreement.

(a)     All of the Obligations described in the Loan Agreement are immediately due and payable in full and Secured Party shall have no further obligations to make any additional Loans to the Borrower thereunder. Notwithstanding the foregoing, and without any obligation to make any advances to Borrowers under the Loan Documents, provided that each Borrower executes this Agreement and complies with the terms and conditions of this Agreement and the Loan Documents, Secured Party hereby agrees to consider Borrowers’ requests for protective advances in amounts that do not exceed $250,000 during the period ending on November 30, 2014. Each such request shall be in writing and include a Borrowing Base Report in form satisfactory to Secured Party and a listing of the expenses to be paid with the proceeds of such protective advance. Secured Party may, in its sole discretion, make a protective advance to or for the benefit of Borrowers in the full amount requested, or a part thereof, but shall have no obligation or commitment to do so. Such advances will be considered part of the Obligations secured by the Personal Property Collateral.

(b)     Notwithstanding Section 2(a) hereof, in consideration of the execution, delivery and performance by Borrowers of their obligations under this Agreement, Secured Party hereby waives its right under the Loan Agreement to receive a Termination Fee (as that term is defined in the Loan Agreement) for prepayment of the Obligations.

(c)     Secured Party and Borrowers hereby agree that Schedules B, C and D to that certain Intellectual Property Security Agreement dated as of September 30, 2013 (the “IP Security Agreement”) between Borrowers and Secured Party are replaced in their entirety by the updated Schedules B, C and D attached hereto as Exhibit C (the “Updated IP Schedules”), as permitted by Section 4(a) of the IP Security Agreement. Borrowers confirm that the Updated IP Schedules are true, complete and correct, and further ratify and confirm the Secured Party’s security interest in the General Intangibles under the Loan Agreement and in the IP Collateral (as that term is defined in the IP Security Agreement), including without limitation the IP Collateral listed on the Updated IP Schedules.

3.              Consent to Sale to Purchaser Under APA.

(a)     The Borrowers acknowledge receipt of a fully executed copy of the APA and all exhibits thereto. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the APA.

(b)     The Borrowers hereby consent to Secured Party’s execution and delivery of the APA and consummating the transactions contemplated thereby and approve all of their respective terms and provisions, specifically including, without limitation, the amount of the purchase price of the assets of the Borrowers to be sold to the Purchaser thereunder.

4.              Surrender of Personal Property Collateral. The Borrowers acknowledge that they have no means by which to satisfy the Obligations. In light of the Defaults and Events of Default that currently exist under the Loan Documents, and in order to facilitate an orderly disposition of all of the Personal Property Collateral, the Borrower hereby surrenders possession of all of the Personal Property Collateral, and records relating thereto, and agrees that Secured Party, as a secured party, may take immediate possession or cause the Purchaser to take immediate possession of the Personal Property Collateral and records wherever the Personal Property Collateral and records are located. In furtherance of the foregoing,

(a)     Secured Party shall have the right to enter upon the premises of each of Borrowers’ locations listed on Exhibit D attached hereto (the “Locations”) and take possession of the Personal Property Collateral in accordance with the terms of the Loan Documents and applicable law. Secured Party may immediately take all necessary precautions to secure such premises or facilities where the Personal Property Collateral is located, including taking physical possession of such premises or facility and excluding Borrowers, their agents and employers from access to such premises or facility. Secured Party may also remove the Personal Property Collateral in its sole discretion. Secured Party shall use reasonable care in the custody and preservation of the Personal Property Collateral upon taking possession of the Personal Property Collateral, provided that the risk of accidental loss or damage to the Personal Property Collateral is on Borrowers to the extent of a deficiency in any effective insurance coverage. Without limiting the foregoing, Borrowers will permit Secured Party, or one of its agents, access to the Personal Property Collateral and to take all actions necessary to conduct the Private Foreclosure Sale contemplated in this Agreement.

(b)     Incidental with the foregoing, Secured Party also may take possession of any other property used by Borrowers in their business that also may be found in the Locations, including leased equipment identified on Exhibit E (collectively, the “Other Assets”), but Secured Party shall be a gratuitous bailee of such Other Assets and have no obligation to protect or preserve such Other Assets. Secured Party may give notice to any lessor identified on Exhibit E of the location of such Equipment, but shall not be liable to the Borrowers or any other person for the failure or delay in giving such notice.

(c)     To accomplish the surrender of the Personal Property Collateral, each Borrower hereby authorizes and directs any third party that has or may obtain possession of the Personal Property Collateral to deliver possession of the Personal Property Collateral to Secured Party or to the entity designated by Secured Party.

(d)     Prior to the surrender of the Personal Property Collateral to Secured Party as set forth herein, Borrowers will not damage, destroy, conceal, dispose of, or impair the value of the Personal Property Collateral. Each Borrower hereby authorizes and directs any third party that has or may obtain possession of the Personal Property Collateral to deliver possession of the Personal Property Collateral to Secured Party or to the entity designated by Secured Party.

(e)     Secured Party shall have the right to operate and use the Locations, including as authorized by Section 9-207(b)(4) of the Uniform Commercial Code (as enacted in the applicable jurisdictions), to continue operations at any Location related to the liquidation or collection of the Personal Property Collateral and to communicate and do business with Borrowers’ customers, both old and new, including without limitation, the disposition by rental, leasing, sale or otherwise of the Personal Property Collateral, all in its capacity as a secured creditor in possession. Secured Party shall be under no obligation to preserve rights against third parties under any instruments, chattel paper or otherwise held or owned by Borrowers.

(f)     If any Borrower has not previously surrendered possession of the Personal Property Collateral to Secured Party, such Borrower agrees to deliver possession of the Personal Property Collateral to the Purchaser contemporaneously with the closing of the Private Foreclosure Sale of the Personal Property Collateral, together with such documents as are reasonably requested by Secured Party or Purchaser to effectuate such surrender and delivery of possession of the Personal Property Collateral.

5.              Waivers and Consents by Borrowers to Exercise by Secured Party of Remedies.

(a)     The Borrowers agree that Secured Party may exercise, at Secured Party’s discretion, its remedies as provided in the Loan Agreement and the other Loan Documents and in accordance with the Uniform Commercial Code as enacted in the jurisdictions applicable to the Personal Property Collateral (the “UCC”), it being understood that the Borrower’s surrender of peaceful possession of the Personal Property Collateral of the Borrower shall not constitute a retention of collateral in satisfaction of indebtedness under Section 9-620 of the UCC or otherwise.

(b)        The Borrowers acknowledge the receipt and effectiveness of the Notices of Acceleration and unconditionally and forever waive and renounce all rights they may have to any additional notices with respect to the Secured Party’s intent to accelerate or acceleration of the maturity of the Obligations and.

(c)     The Borrowers unconditionally and forever waive and renounce all rights they may have to notification of sale, whether public or private, under the UCC and the Loan Agreement and the other Loan Documents, which waiver and renouncement is given in accordance with Section 9-624(a) of the UCC. Without limiting the foregoing, Secured Party may dispose of any Personal Property Collateral that is not sold to Purchaser or sold in prior dispositions in the ordinary course of operating the Personal Property Collateral pursuant to Section 9-610 of the Uniform Commercial Code (as enacted in the jurisdictions applicable to the Personal Property Collateral) without the need for further notice to Borrowers.

(d)     The Borrowers unconditionally and forever waive and renounce all rights they may have to redeem the Personal Property Collateral under Section 9-623 of the UCC.

(e)     In light of the anticipated cessation of the Borrower’s business, in the business judgment of the Borrowers, the Personal Property Collateral is not saleable for comparable consideration except in connection with the Private Foreclosure Sale, and the proceeds of the Private Foreclosure Sale will exceed the proceeds which would be obtained if the Personal Property Collateral were sold in a manner other than to the Purchaser. The Purchaser has indicated that it is willing to acquire the Personal Property Collateral but only if such acquisition can be consummated immediately. The Borrowers request that Secured Party sell the Personal Property Collateral to the Purchaser at the Private Foreclosure Sale pursuant to the terms of the APA. To facilitate such foreclosure sale, and to induce Secured Party to conduct the Private Foreclosure Sale, the Borrowers have executed this Agreement. This Agreement is intended by the Borrowers as a proposal to Secured Party of an agreement to determine the standards by which the fulfillment of the obligations of Secured Party to act in good faith and in a commercially reasonable manner (as specified in Sections 9-610 through 9-613 of the UCC) are to be measured, which agreement is permissible under Section 9-603 of the UCC.

6.              Cooperation.

(a)     The Borrowers agree that they will cooperate with Secured Party and the Purchaser in accomplishing the purposes set forth herein, and the Borrowers recognize and acknowledge that the presence on its premises of any of their officers or employees hereafter is solely and only for the purpose of rendering such assistance as they are able to and not for the purpose of altering or modifying in any respect Secured Party’s exclusive right to possession of the Personal Property Collateral and records being surrendered to Secured Party hereunder.

(b)     Borrowers (i) shall not object to or interfere with, or initiate any legal proceeding with respect to, Secured Party’s exercise of its rights under this Agreement or the Loan Documents to dispose of the Personal Property Collateral and (ii) acknowledge that the exercise of such rights does not constitute an election by Secured Party to retain the Personal Property Collateral in satisfaction of the Obligations of Borrowers to Secured Party.

(c)     Each Borrower hereby appoints Secured Party as its attorney-in-fact for the purpose of carrying out the transactions contemplated herein, including, without limitation, the transfer of titles to motor vehicles, which appointment shall be irrevocable and coupled with an interest. For vehicles which are owned, each Borrower shall provide the titles applicable to each vehicle and for vehicles which are leased, the payment terms, loan or lease coupon books or other documentation, as Secured Party shall request.

(d)     In connection with the transactions contemplated by the APA and this Agreement, at Closing ALGI and Purchaser will enter into a cooperation and support agreement (the “Cooperation Agreement”).

(e)     Immediately after Closing each of Security Manufacturing Corporation and American Locker Security Systems, Inc. will change its name to a name acceptable to Purchaser that does not incorporate the words "American Locker" “Security Manufacturing”, similar names or any variations thereof.

(f)     Immediately after the Closing, ALGI will cease operation except as required under the Cooperation Agreement, will not conduct a trade or business, will not use the name “American Locker” except as required under the Cooperation Agreement or in connection with the winding down of its business operations and will, if requested by Purchaser, to the greatest extent possible, only conduct its business activities under an assumed name that is mutually agreeable to Purchaser and ALG. Any sale of ALG after the Closing shall be conditioned upon the buyer’ thereof changing the company’s name to a name that does not include the words “American Locker.” Purchaser acknowledges and agrees that ALGI will not be in violation of this covenant merely because its shares of capital stock are traded over the counter in the OTCMKTS.

(g)     From and after the Closing, if any Borrower receives or collects any funds relating to any accounts receivable or any other asset included in the Personal Property Collateral, such Borrower shall hold such funds in trust for Purchaser and shall remit such funds to Purchaser within one (1) business day after its receipt thereof.

(h)     In consideration for Borrowers’ cooperation hereunder and under the Cooperation Agreement in connection with the Private Foreclosure Sale, Purchaser agrees at Closing (i) to pay to ALGI the amount of $150,000, to be used by ALGI to pay liquidation expenses of the Borrowers, and (ii) to assume those liabilities of Borrowers set forth on Exhibit E attached hereto (the “Assumed Liabilities”), it being understood and agreed that Purchaser is not assuming, and will not have any obligations or liability for, any liabilities of Borrowers other than the Assumed Liabilities.

(i)     The breach or failure of any party to the Cooperation Agreement or of Borrower or Purchaser to perform their obligations under Sections 6(d) through 6(g) after Closing shall not affect the consents and covenants of Borrowers hereunder in favor of the Secured Party.

7.              Acknowledgments of the Borrower. The Borrowers, jointly and severally, represent, warrant, acknowledge and agree with Secured Party that:

(a)     As of the close of business on December 2, 2014, the aggregate principal balance of the Obligations was in the sum of $2,710,944.93 consisting of (i) Revolving Loans (including protective advances): $1,724,468.62 principal amount, plus $10,571.86 in accrued interest; (ii) Term Loan: $820,000.00 principal amount, plus $5,284.45 in accrued interest; (iii) plus $87,620.00 in professional fees and disbursements of Secured Party’s attorneys and financial advisors; and (iv) a Termination Fee of $72,000, which fee is subject to waiver in accordance with Section 2(b) above.

(b)     No Personal Property Collateral has been disposed of or transferred except for sales of inventory to customers in the ordinary course of business.

(c)     The Obligations owing by the Borrowers to Secured Party and as described in Section 7(a) above are absolutely due and owing by the Borrowers to Secured Party without any defenses, deductions, offsets or counterclaims of any kind or nature;

(d)     The Loan Agreement and the other Loan Documents executed by the Borrowers are legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms without any defenses, deductions, offsets or counterclaims of any kind or nature;

(e)     The Borrowers shall remain liable for all of the Obligations owing to Secured Party reduced by the actual amounts received by Secured Party from the sale of the Personal Property Collateral to the Purchaser pursuant to the APA;

(f)     The Borrowers have taken all necessary corporate action to authorize the Borrowers’ execution and delivery of this Waiver, and all transactions contemplated hereby. The Borrowers represent and warrant that their execution and delivery of this Agreement does not conflict with a Borrower’s organizational documents, nor with any other agreements to which a Borrower is bound; and

(g)     The Borrowers have had the opportunity to seek the advice of independent legal counsel prior to the execution and delivery of this Agreement, and has obtained such advice and has executed this Agreement voluntarily, with full knowledge of its significance and the legal consequences thereof.

8.              Reservation of Rights; Receiver.

(a)     Borrowers further acknowledge that if, for any reason, the Closing does not occur by the Closing Date or the APA is terminated by either Secured Party or the Purchaser in accordance with its terms before the Closing Date, then Secured Party reserves the right at any time thereafter to proceed to exercise all of its rights and remedies under the Loan Agreement and the other Loan Documents and applicable law.

(b)     Secured Party assumes no duty, responsibility or liability for any liability, debt, demand, obligation, action, suit or claim of any nature or kind whatsoever against, or performance of any of such by any Borrower, whenever incurred or created. The foregoing notwithstanding, Secured Party may, in its sole discretion pay any liability, debt or obligation of any Borrower which it deems necessary to the operation of any Location, as set forth herein, including, without limitation executing a new lease or making payments under an existing lease.

(c)     The execution, delivery and effectiveness of this Agreement shall not, except as specifically stated herein, (i) amend the Loan Agreement or any other Loan Document, (ii) operate as a waiver of any right, power or remedy of Secured Party, (iii) constitute a waiver of, or consent to any departure from, any provision of the Loan Agreement, any Loan Document or any other documents, instruments and agreements executed or delivered in connection therewith, or (iv) constitute a consent by Secured Party to the Proposed Sale or any other disposition of Personal Property Collateral. This Agreement shall be deemed a Loan Document for the purposes of the Loan Agreement.

(d)     Secured Party shall be entitled to the appointment of a receiver for the Personal Property Collateral and the Other Assets and Secured Party may in person, by agent or by a court-appointed receiver, regardless of the adequacy of Secured Party’s security, enter upon and take and maintain full control of the Personal Property Collateral in order to perform all acts necessary and appropriate for the sale, preservation and maintenance thereof including, but not limited to, the execution, cancellation or modification of contracts, the collection of Accounts and enforcement of all contracts included in the Personal Property Collateral, the making of repairs to the Personal Property Collateral and the execution or termination of contracts providing for the management or maintenance of the Personal Property Collateral, all on such terms as are deemed best to protect the security of the Obligations; provided, however, that Secured Party shall be under no obligation to appoint or seek to have appointed a receiver prior to the exercise of its tights hereunder. In the event Secured Party elects to seek the appointment of a receiver for the Personal Property Collateral, Secured Party or the receiver shall be entitled to receive a reasonable fee for so managing the Personal Property Collateral. Notwithstanding the termination of the obligations of Secured Party under this Agreement, (i) Secured Party shall have the right to continue to use, possess and operate the Personal Property Collateral, the Other Assets and the Locations and (ii) the release and indemnification granted by Borrowers hereunder shall continue in full force and effect.

9.              RELEASE OF CLAIMS.     BORROWERS HEREBY RELEASE, ACQUIT AND FOREVER DISCHARGE SECURED PARTY AND SECURED PARTY’S OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND (IF ANY THERE BE), WHETHER ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, THAT ANY OF THEM NOW HAS OR EVER HAD AGAINST SECURED PARTY ARISING UNDER OR IN CONNECTION WITH THE LOAN AGREEMENT, OR ANY OF THE OTHER LOAN DOCUMENTS OR OTHERWISE.

10.              Indemnification by Borrowers. Borrowers, jointly and severally, shall indemnify Secured Party and save Secured Party harmless from any and all loss, liability, cost and expense, including, without limitation, attorneys’ fees, whether prior to or in connection with any trial, appellate or other proceedings or cases, which may be sustained by Secured Party (collectively, “Loss”) by reason of (a) Borrowers’ operation of the Locations or the Other Assets prior to the Effective Date, (b) Secured Party’s performance of this Agreement or the Loan Documents or (c) Borrowers’ breach of this Agreement or the Loan Documents. This Indemnification shall not apply to any Loss caused by Secured Party’s gross negligence or willful misconduct.

11.              WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT, THE LOAN AGREEMENT, ANY LOAN DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTIONS SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 11 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

12.            DTPA Waiver. Each Borrower acknowledges and agrees, on such Borrower’s own behalf of any permitted assigns and successors hereafter, that the DTPA is not applicable to this transaction. Accordingly, such Borrower’s rights and remedies with respect to the transaction contemplated under this Agreement and with respect to all acts or practices of Secured Party, past, present or future, in connection with such transaction, shall be governed by legal principles other than the DTPA. In furtherance thereof, each Borrower agrees as follows:

(a)     Each Borrower represents that such Borrower has the knowledge and experience in financial and business matters that enable such Borrower to evaluate the merits and risks of the business transaction that is the subject of this Agreement. Each Borrower also represents that such Borrower is not in a significantly disparate bargaining position in relation to Secured Party. Each Borrower has negotiated this Agreement with Secured Party at arm’s length and has willingly entered into this Agreement.

(b)     Each Borrower represents that (i) such Borrower has been represented by the firm of Hallett & Perrin, P.C., as legal counsel in the transaction contemplated by this Agreement and (ii) such legal counsel was not directly or indirectly identified, suggested or selected by Secured Party or an agent of Secured Party.

(c)     This Agreement relates to a transaction involving total consideration by Borrowers of more than $100,000.00 and does not involve any Borrower’s residence.

(d)     Each Borrower agrees, on such Borrower’s own behalf and on behalf of such Borrower’s permitted assigns and successors, that all of such Borrower’s rights and remedies under the DTPA are WAIVED AND RELEASED, including specifically, without limitation, all rights and remedies under the DTPA resulting from or arising out of any and all acts or practices of Secured Party in connection with this transaction, whether such acts or practices occur before or after the execution of this Agreement.

(e)     In furtherance thereof, each Borrower agrees that by signing this Agreement, such Borrower and any permitted assigns and successors are bound by the following waiver:

WAIVER OF CONSUMER RIGHTS. EACH BORROWER HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT, SECTION 17.41 ET. SEQ. BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF SUCH BORROWER’S OWN SELECTION, EACH BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER.

EACH BORROWER HAS READ AND UNDERSTANDS SECTION 12 HEREOF:

_/s/ ABJ___ (INITIALS) (BORROWERS)

13.              Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. An electronic transmission of any signature (whether by facsimile transmission or scanned electronic image) shall be deemed an original and shall bind the party whose signature is so transmitted. Any signature page of any counterpart, or any electronically transmitted version thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement.

14.              Final Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODIES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SAME SUBJECT MATTER THEREIN. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES. EACH BORROWER ACKNOWLEDGES THAT NO PROMISES OF ANY KIND HAVE BEEN MADE BY SECURED PARTY OR ANY THIRD PARTY TO INDUCE ANY BORROWER TO EXECUTE THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EXCEPT TO THE EXTENT EXPRESSLY CONTAINED HEREIN OR THEREIN.

15.              Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Texas.

16.           Non-Waiver of Existing Events of Default. Neither this Agreement, nor Secured Party’s making of any additional Loans to the Borrowers for any purpose shall be deemed a waiver of or consent to any Defaults or Events of Default that exist on the date of this Agreement or may hereafter occur or a de-acceleration of the Obligations. The Borrowers agree that any such Defaults or Events of Default shall not be deemed to have been waived, released or cured by virtue of such additional Loans or the execution of this Agreement.

17.              Costs and Attorneys’ Fees. Borrowers jointly and severally agree to reimburse Secured Party on demand for all expenses and fees paid or incurred in connection with the analysis, documentation, negotiation and closing of this Agreement, including lien search, filing and recording fees and the fees and expenses of Secured Party’s attorneys and financial advisors (including all fees of all paralegals and other staff employed by such attorneys), whether such expenses and fees are incurred prior to or after the date hereof.

18.              Further Assurances. Each Borrower hereby agrees from time to time, as and when reasonably requested by Secured Party or Purchaser, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as Secured Party or Purchaser may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement. In connection therewith, the applicable Borrowers will execute and deliver to Purchaser (a) such assignment documents as may be reasonably required by Purchaser in connection with the transfer of the Patents, Copyrights, Trademarks and Domain Names, (b) such assignment documents as may be reasonably required by Purchaser in connection with the transfer to Purchaser and the registration thereof of Borrower’s rights under the Hong Kong Securities Documents, and (c) notwithstanding the provisions of Section 6(c) hereof, ALGI will deliver to Purchaser the vehicle title and such other documents reasonably required to transfer title to that certain 2009 International 4300 truck (VIN 1HTMMAALX9H105246) to Purchaser.

19.              Miscellaneous. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Purchaser is an intended third party beneficiary of the Secured Party’s rights herein with respect to the Personal Property Collateral.

[Signatures Begin on the Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first above written.

AMERICAN LOCKER GROUP INCORPORATED

By: /s/ Anthony B. Johnston

Title: President and Chief Executive Officer

SECURITY MANUFACTURING CORPORATION

By: /s/ Anthony B. Johnston

Title: President and Chief Executive Officer

AMERICAN LOCKER SECURITY SYSTEMS, INC.

By: /s/ Anthony B. Johnston

Title: President and Chief Executive Officer

[Borrower Consent Agreement Signatures Continue on Adjacent Pages]

TRIUMPH SAVINGS BANK, SSB, d/b/a TRIUMPH COMMERCIAL FINANCE By: __/s/ James B. Allin Title: Senior Vice President

[Borrower Consent Agreement Signatures Continue on Adjacent Pages]

CKI LOCKER, LLC By: _/s/ Frederick A. Cook, Jr. Title: Chief Executive Officer